THE LAZARD FUNDS, INC.

Supplement to Statement of Additional Information dated February 13, 2008

Lazard Global Equity Income Portfolio, as well as LCAOS Portfolio, may invest in master limited partnerships as described under "Description of the Fund and Portfolios—Certain Portfolio Securities."

Dated: April 1, 2008